EXHIBIT 10.1

Amendment No. 26

to the A320 Purchase Agreement
Dated as of April 20, 1999

between

AVSA, S.A.R.L.

and

JetBlue Airways Corporation

This Amendment No. 26 (hereinafter referred to as the ‘‘Amendment’’) is entered into as of February 27, 2006 between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the ‘‘Seller’’), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, 5th Floor, Forest Hills, New York 11375 USA (hereinafter referred to as the ‘‘Buyer’’).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the ‘‘Aircraft’’), including twenty-five option aircraft (the ‘‘Option Aircraft’’), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001, Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003, Amendment No. 16 dated as of April 23, 2003, Amendment No. 17 dated as of October 1, 2003, Amendment No. 18 dated as of November 12, 2003, Amendment No. 19 dated as of June 4, 2004, Amendment No. 20 dated as of June 7, 2004, Amendment No. 21 dated as of November

19, 2004, Amendment No. 22 dated as of February 17, 2005, Amendment No. 23 dated as of March 31, 2005, Amendment No. 24 dated as of July 21, 2005 and Amendment No. 25 dated as of November 23, 2005 is hereinafter called the ‘‘Agreement’’;

WHEREAS the Seller and the Buyer have agreed to amend Clause 9 of the Agreement,

WHEREAS the Seller is willing to accommodate the Buyer with respect to the foregoing under the terms and conditions set forth herein,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.	DEFINITIONS

1.1	Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms ‘‘herein,’’ ‘‘hereof’’ and ‘‘hereunder’’ and words of similar import refer to this Amendment.

2.	DELIVERY SCHEDULE

2.1	The Buyer and the Seller agree to reschedule the delivery date of the following Aircraft as follows:

Aircraft CaC Id 104 420 from *** 2006 to ***2006 and

2.2	As a consequence Paragraphs 2.1 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby cancelled and replaced by the following quoted provisions:

QUOTE:

CAC Id No.	Rank No.	Aircraft	Delivery
41 199	No. 1	Pre-Amendment No. 16 Aircraft	***	2000
41 200	No. 2	Pre-Amendment No. 16 Aircraft	***	2000
41 203	No. 3	Pre-Amendment No. 16 Aircraft	***	2000
41 201	No. 4	Pre-Amendment No. 16 Aircraft	***	2000
41 202	No. 5	Pre-Amendment No. 16 Aircraft	***	2000
41 204	No. 6	Pre-Amendment No. 16 Aircraft	***	2000
41 205	No. 7	Pre-Amendment No. 16 Aircraft	***	2001
41 206	No. 8	Pre-Amendment No. 16 Aircraft	***	2001
41 210	No. 9	Pre-Amendment No. 16 Aircraft	***	2001

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CAC Id No.	Rank No.	Aircraft	Delivery
41 207	No. 10	Pre-Amendment No. 16 Aircraft	***	2001
41 208	No. 11	Pre-Amendment No. 16 Aircraft	***	2001
41 209	No. 12	Pre-Amendment No. 16 Aircraft	***	2001
41 228	No. 13	Pre-Amendment No. 16 Aircraft	***	2001
41 211	No. 14	Pre-Amendment No. 16 Aircraft	***	2002
41 212	No. 15	Pre-Amendment No. 16 Aircraft	***	2002
41 218	No. 16	Pre-Amendment No. 16 Aircraft	***	2002
41 224	No. 17	Pre-Amendment No. 16 Aircraft	***	2002
41 227	No. 18	Pre-Amendment No. 16 Aircraft	***	2002
41 225	No. 19	Pre-Amendment No. 16 Aircraft	***	2002
41 213	No. 20	Pre-Amendment No. 16 Aircraft	***	2002
41 214	No. 21	Pre-Amendment No. 16 Aircraft	***	2002
41 234	No. 22	Pre-Amendment No. 16 Aircraft	***	2002
41 215	No. 23	Pre-Amendment No. 16 Aircraft	***	2002
41 216	No. 24	Pre-Amendment No. 16 Aircraft	***	2002
41 217	No. 25	Pre-Amendment No. 16 Aircraft	***	2002
124 965	No. 26	Pre-Amendment No. 16 Aircraft	***	2002
41 235	No. 27	Pre-Amendment No. 16 Aircraft	***	2002
41 220	No. 28	Pre-Amendment No. 16 Aircraft	***	2002
41 219	No. 29	Pre-Amendment No. 16 Aircraft	***	2002
41 236	No. 30	Pre-Amendment No. 16 Aircraft	***	2003
104 399	No. 31	Pre-Amendment No. 16 Aircraft	***	2003
41 237	No. 32	Pre-Amendment No. 16 Aircraft	***	2003
124 966	No. 33	Pre-Amendment No. 16 Aircraft	***	2003
41 221	No. 34	Pre-Amendment No. 16 Aircraft	***	2003
41 238	No. 35	Pre-Amendment No. 16 Aircraft	***	2003
41 222	No. 36	Pre-Amendment No. 16 Aircraft	***	2003
104 400	No. 37	Pre-Amendment No. 16 Aircraft	***	2003
104 401	No. 38	Pre-Amendment No. 16 Aircraft	***	2003
41 223	No. 39	Pre-Amendment No. 16 Aircraft	***	2003
104 402	No. 40	Pre-Amendment No. 16 Aircraft	***	2003
104 443	No. 41	Pre-Amendment No. 16 Aircraft	***	2003
104 403	No. 42	Pre-Amendment No. 16 Aircraft	***	2003
124 964	No. 43	Pre-Amendment No. 16 Aircraft	***	2003
41 226	No. 44	Pre-Amendment No. 16 Aircraft	***	2003
111 579	No. 45	Pre-Amendment No. 16 Aircraft	***	2004
41 245	No. 46	Pre-Amendment No. 16 Aircraft	***	2004
41 246	No. 47	Pre-Amendment No. 16 Aircraft	***	2004
41 229	No. 48	Pre-Amendment No. 16 Aircraft	***	2004

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CAC Id No.	Rank No.	Aircraft	Delivery
41 247	No. 49	Pre-Amendment No. 16 Aircraft	***	2004
41 248	No. 50	Pre-Amendment No. 16 Aircraft	***	2004
104 404	No. 51	Pre-Amendment No. 16 Aircraft	***	2004
104 405	No. 52	Pre-Amendment No. 16 Aircraft	***	2004
41 230	No. 53	Pre-Amendment No. 16 Aircraft	***	2004
104 406	No. 54	Pre-Amendment No. 16 Aircraft	***	2004
124 967	No. 55	Amendment No.16 Firm Aircraft	***	2004
104 415	No. 56	Pre-Amendment No. 16 Aircraft	***	2004
104 407	No. 57	Pre-Amendment No. 16 Aircraft	***	2004
104 408	No. 58	Pre-Amendment No. 16 Aircraft	***	2004
124 968	No. 59	Amendment No.16 Firm Aircraft	***	2004
104 409	No. 60	Pre-Amendment No. 16 Aircraft	***	2005
41 232	No. 61	Pre-Amendment No. 16 Aircraft	***	2005
124 959	No. 62	Amendment No.16 Firm Aircraft	***	2005
104 410	No. 63	Pre-Amendment No. 16 Aircraft	***	2005
104 411	No. 64	Pre-Amendment No. 16 Aircraft	***	2005
41 233	No. 65	Pre-Amendment No. 16 Aircraft	***	2005
104 412	No. 66	Pre-Amendment No. 16 Aircraft	***	2005
124 960	No. 67	Amendment No.16 Firm Aircraft	***	2005
104 413	No. 68	Pre-Amendment No. 16 Aircraft	***	2005
104 418	No. 69	Pre-Amendment No. 16 Aircraft	***	2005
104 414	No. 70	Pre-Amendment No. 16 Aircraft	***	2005
124 961	No. 71	Amendment No.16 Firm Aircraft	***	2005
104 416	No. 72	Pre-Amendment No. 16 Aircraft	***	2005
104 417	No. 73	Pre-Amendment No. 16 Aircraft	***	2005
124 962	No. 74	Amendment No.16 Firm Aircraft	***	2005
124 963	No. 75	Amendment No.16 Firm Aircraft	*** (*)	2005
159 936	No. 76	Amendment No. 20 Firm Aircraft	***	2006
104 419	No. 77	Pre-Amendment No. 16 Aircraft	***	2006
41 239	No. 78	Amendment No.16 Firm Aircraft[5]	***	2006
41 240	No. 79	Amendment No.16 Firm Aircraft	***	2006
41 241	No. 80	Amendment No.16 Firm Aircraft	***	2006
104 421	No. 81	Pre-Amendment No. 16 Aircraft	***	2006
41 242	No. 82	Amendment No.16 Firm Aircraft	***	2006
104 420	No. 83	Pre-Amendment No. 16 Aircraft	***	2006
41 243	No. 84	Amendment No.16 Firm Aircraft	***	2006
104 422	No. 85	Pre-Amendment No. 16 Aircraft	***	2006
41 244	No. 86	Amendment No.16 Firm Aircraft	***	2006

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

(*)	The Seller agrees to use commercially reasonable efforts to deliver the aircraft on or before ***, 2005.

CAC Id No.	Rank No.	Aircraft	Delivery
69 719	No. 87	Amendment No.16 Firm Aircraft	***	2006
104 423	No. 88	Pre-Amendment No. 16 Aircraft	***	2006
69 720	No. 89	Amendment No.16 Firm Aircraft	***	2006
69 721	No. 90	Amendment No.16 Firm Aircraft	***	2006
159 937	No. 91	Amendment No. 20 Firm Aircraft	***	2006
104 424	No. 92	Pre-Amendment No. 16 Aircraft	***	2007
104 425	No. 93	Pre-Amendment No. 16 Aircraft	***	2007
159 938	No. 94	Amendment No. 20 Firm Aircraft	***	2007
104 426	No. 95	Pre-Amendment No. 16 Aircraft	***	2007
104 427	No. 96	Pre-Amendment No. 16 Aircraft	***	2007
104 428	No. 97	Pre-Amendment No. 16 Aircraft	***	2007
69 722	No. 98	Amendment No.16 Firm Aircraft	***	2007
69 723	No. 99	Amendment No.16 Firm Aircraft	***	2007
69 724	No. 100	Amendment No.16 Firm Aircraft	***	2007
159 939	No. 101	Amendment No. 20 Firm Aircraft	***	2007
69 725	No. 102	Amendment No.16 Firm Aircraft	***	2007
96 459	No. 103	Amendment No.16 Firm Aircraft	***	2007
104 439	No. 104	Amendment No.16 Firm Aircraft	***	2007
104 440	No. 105	Amendment No.16 Firm Aircraft	***	2007
104 441	No. 106	Amendment No.16 Firm Aircraft	***	2007
104 442	No. 107	Amendment No.16 Firm Aircraft	***	2007
41 231	No. 108	Amendment No.16 Firm Aircraft	***	2007
159 896	No. 109	Amendment No.16 Firm Aircraft	Year	2008
159 897	No. 110	Amendment No.16 Firm Aircraft	Year	2008
159 898	No. 111	Amendment No.16 Firm Aircraft	Year	2008
159 899	No. 112	Amendment No.16 Firm Aircraft	Year	2008
159 900	No. 113	Amendment No.16 Firm Aircraft	Year	2008
159 901	No. 114	Amendment No.16 Firm Aircraft	Year	2008
159 902	No. 115	Amendment No.16 Firm Aircraft	Year	2008
159 903	No. 116	Amendment No.16 Firm Aircraft	Year	2008
159 904	No. 117	Amendment No.16 Firm Aircraft	Year	2008
159 905	No. 118	Amendment No.16 Firm Aircraft	Year	2008
159 906	No. 119	Amendment No.16 Firm Aircraft	Year	2008
159 907	No. 120	Amendment No.16 Firm Aircraft	Year	2008
159 908	No. 121	Amendment No.16 Firm Aircraft	Year	2008
159 940	No. 122	Amendment No. 20 Firm Aircraft	Year	2008
159 941	No. 123	Amendment No. 20 Firm Aircraft	Year	2008
159 942	No. 124	Amendment No. 20 Firm Aircraft	Year	2008
159 943	No. 125	Amendment No. 20 Firm Aircraft	Year	2008

[***]	Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

CAC Id No.	Rank No.	Aircraft	Delivery
159 909	No. 126	Amendment No.16 Firm Aircraft	Year	2009
159 910	No. 127	Amendment No.16 Firm Aircraft	Year	2009
159 911	No. 128	Amendment No.16 Firm Aircraft	Year	2009
159 912	No. 129	Amendment No.16 Firm Aircraft	Year	2009
159 913	No. 130	Amendment No.16 Firm Aircraft	Year	2009
159 914	No. 131	Amendment No.16 Firm Aircraft	Year	2009
159 915	No. 132	Amendment No.16 Firm Aircraft	Year	2009
159 916	No. 133	Amendment No.16 Firm Aircraft	Year	2009
159 917	No. 134	Amendment No.16 Firm Aircraft	Year	2009
159 918	No. 135	Amendment No.16 Firm Aircraft	Year	2009
159 944	No. 136	Amendment No. 20 Firm Aircraft	Year	2009
159 945	No. 137	Amendment No. 20 Firm Aircraft	Year	2009
159 946	No. 138	Amendment No. 20 Firm Aircraft	Year	2009
159 947	No. 139	Amendment No. 20 Firm Aircraft	Year	2009
159 948	No. 140	Amendment No. 20 Firm Aircraft	Year	2009
159 949	No. 141	Amendment No. 20 Firm Aircraft	Year	2009
159 950	No. 142	Amendment No. 20 Firm Aircraft	Year	2009
159 951	No. 143	Amendment No. 20 Firm Aircraft	Year	2009
159 919	No. 144	Amendment No.16 Firm Aircraft	Year	2010
159 920	No. 145	Amendment No.16 Firm Aircraft	Year	2010
159 921	No. 146	Amendment No.16 Firm Aircraft	Year	2010
159 922	No. 147	Amendment No.16 Firm Aircraft	Year	2010
159 923	No. 148	Amendment No.16 Firm Aircraft	Year	2010
159 924	No. 149	Amendment No.16 Firm Aircraft	Year	2010
159 925	No. 150	Amendment No.16 Firm Aircraft	Year	2010
159 926	No. 151	Amendment No.16 Firm Aircraft	Year	2010
159 927	No. 152	Amendment No.16 Firm Aircraft	Year	2010
159 928	No. 153	Amendment No.16 Firm Aircraft	Year	2010
159 952	No. 154	Amendment No. 20 Firm Aircraft	Year	2010
159 953	No. 155	Amendment No. 20 Firm Aircraft	Year	2010
159 954	No. 156	Amendment No. 20 Firm Aircraft	Year	2010
159 955	No. 157	Amendment No. 20 Firm Aircraft	Year	2010
159 956	No. 158	Amendment No. 20 Firm Aircraft	Year	2010
159 957	No. 159	Amendment No. 20 Firm Aircraft	Year	2010
159 958	No. 160	Amendment No. 20 Firm Aircraft	Year	2010
159 959	No. 161	Amendment No. 20 Firm Aircraft	Year	2010
159 929	No. 162	Amendment No.16 Firm Aircraft	Year	2011
159 930	No. 163	Amendment No.16 Firm Aircraft	Year	2011
159 931	No. 164	Amendment No.16 Firm Aircraft	Year	2011

CAC Id No.	Rank No.	Aircraft	Delivery
159 932	No. 165	Amendment No.16 Firm Aircraft	Year	2011
159 933	No. 166	Amendment No.16 Firm Aircraft	Year	2011
159 934	No. 167	Amendment No.16 Firm Aircraft	Year	2011
159 960	No. 168	Amendment No. 20 Firm Aircraft	Year	2011
159 961	No. 169	Amendment No. 20 Firm Aircraft	Year	2011
159 962	No. 170	Amendment No. 20 Firm Aircraft	Year	2011
159 963	No. 171	Amendment No. 20 Firm Aircraft	Year	2011
159 964	No. 172	Amendment No. 20 Firm Aircraft	Year	2011
159 965	No. 173	Amendment No. 20 Firm Aircraft	Year	2011
180 953	No. 174	Amendment No. 20 Option	Year	2008
180 954	No. 175	Amendment No. 20 Option	Year	2008
180 955	No. 176	Amendment No. 20 Option	Year	2009
180 956	No. 177	Amendment No. 20 Option	Year	2009
180 957	No. 178	Amendment No. 20 Option	Year	2010
180 958	No. 179	Amendment No. 20 Option	Year	2010
159 966	No. 180	Amendment No.16 Option	Year	2011
159 967	No. 181	Amendment No.16 Option	Year	2011
159 968	No. 182	Amendment No.16 Option	Year	2011
159 969	No. 183	Amendment No.16 Option	Year	2011
159 970	No. 184	Amendment No.16 Option	Year	2011
159 971	No. 185	Amendment No.16 Option	Year	2011
159 972	No. 186	Amendment No.16 Option	Year	2011
180 959	No. 187	Amendment No. 20 Option	Year	2011
180 960	No. 188	Amendment No. 20 Option	Year	2011
159 976	No. 189	Amendment No.16 Option	Year	2012
159 977	No. 190	Amendment No.16 Option	Year	2012
159 978	No. 191	Amendment No.16 Option	Year	2012
159 979	No. 192	Amendment No.16 Option	Year	2012
159 980	No. 193	Amendment No.16 Option	Year	2012
159 981	No. 194	Amendment No.16 Option	Year	2012
159 982	No. 195	Amendment No.16 Option	Year	2012
159 983	No. 196	Amendment No.16 Option	Year	2012
159 984	No. 197	Amendment No.16 Option	Year	2012
159 985	No. 198	Amendment No.16 Option	Year	2012
159 986	No. 199	Amendment No.16 Option	Year	2012
159 987	No. 200	Amendment No.16 Option	Year	2012

CAC Id No.	Rank No.	Aircraft	Delivery
159 988	No. 201	Amendment No.16 Option	Year	2012
180 961	No. 202	Amendment No. 20 Option	Year	2012
180 962	No. 203	Amendment No. 20 Option	Year	2012
180 963	No. 204	Amendment No. 20 Option	Year	2012
180 964	No. 205	Amendment No. 20 Option	Year	2012
180 965	No. 206	Amendment No. 20 Option	Year	2012
180 966	No. 207	Amendment No. 20 Option	Year	2012
180 967	No. 208	Amendment No. 20 Option	Year	2012
180 968	No. 209	Amendment No. 20 Option	Year	2013
180 969	No. 210	Amendment No. 20 Option	Year	2013
180 970	No. 211	Amendment No .20 Option	Year	2013
180 971	No. 212	Amendment No. 20 Option	Year	2013
180 972	No. 213	Amendment No. 20 Option	Year	2013
180 973	No. 214	Amendment No. 20 Option	Year	2013
180 974	No. 215	Amendment No. 20 Option	Year	2013
180 975	No. 216	Amendment No. 20 Option	Year	2013
180 976	No. 217	Amendment No. 20 Option	Year	2013
180 977	No. 218	Amendment No. 20 Option	Year	2013
180 978	No. 219	Amendment No. 20 Option	Year	2013
180 979	No. 220	Amendment No. 20 Option	Year	2013
180 980	No. 221	Amendment No. 20 Option	Year	2013
180 981	No. 222	Amendment No. 20 Option	Year	2013
180 982	No. 223	Amendment No. 20 Option	Year	2013

UNQUOTE

2.    EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms. This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon execution hereof.

3.	CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

4.	ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 4 will be void and of no force or effect.

5.	COUNTERPARTS

This Amendment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

AVSA, S.A.R.L.
By: /s/ Marie-Pierre Merle Beral
Its: Chief Executive Officer
Date: February 27, 2006

JETBLUE AIRWAYS CORPORATION

By:    /s/ Thomas A. Anderson
Its:    Senior Vice President
Date:    February 27, 2006